                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 12, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                             0-19907              48-1109495
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(State or other jurisdiction             (Commission          (IRS Employer
 of incorporation)                       File Number)         Identification No.)

   224 East Douglas, Suite 700, Wichita, KS                        67202
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  (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     John D. White, a Director and the Chief Financial  Officer,  Executive Vice
President and Treasurer of Lone Star Steakhouse & Saloon,  Inc. (the "Company"),
entered into a stock trading plan on November 12, 2004, in accordance  with Rule
10b5-1 to sell up to 50,000  shares of the  Company's  common  stock,  which may include up to 50,000 shares  issuable  upon the exercise of options  expiring in
January 2005.  The plan provides for sales of specified  share amounts at market prices, subject to specified  limitations.  Sales pursuant to this plan commence on  November  15, 2004 and end on January 15,  2005.  This plan was  established during the Company's trading "window".  In addition,  Mr. White has informed the
Company  that he will  publicly  disclose  any stock  sales  made under the Rule
10b5-1 plan as required by the securities laws.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       LONE STAR STEAKHOUSE & SALOON,
                                       INC.

Dated: November 12, 2004               By:    /s/ Gerald T. Aaron
                                           -----------------------------
                                       Name:  Gerald T. Aaron
                                       Title: Senior Vice President